2013-2014

Capital	Budget
Estimates	de capital

Capital Estimates 2013-2014	Budget de capital 2013-2014

Published by:	Publié par :
Department of Finance	Ministère des Finances
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/0024/index-e.asp	Internet : www.gnb.ca/0024/index-f.asp

December 2012	décembre 2012

Cover and Graphs:	Couverture et graphiques :
Government Services (GS 9061)	Services gouvernementaux (SG 9061)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Government Services	Services d'imprimerie, Services gouvernementaux

ISBN 978-1-55396-360-8	ISBN 978-1-55396-360-8

ISSN 0845-6372	ISSN 0845-6372

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

Think Recycling!	Pensez à recycler!

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

TABLE OF CONTENTS / TABLE DES MATIÈRES

Comparative Statement of Estimated Net Expenditures / État comparatif des dépenses nettes prévues	1

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2

Economic Development / Développement économique	4

Education and Early Childhood Development / Éducation et Développement de la petite enfance	6

Environment and Local Government / Environnement et Gouvernements locaux	8

Health / Santé	10

Natural Resources / Ressources naturelles	12

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	14

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	16

Transportation and Infrastructure / Transports et Infrastructure	18

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED NET EXPENDITURES /
ÉTAT COMPARATIF DES DÉPENSES NETTES PRÉVUES
FOR THE YEAR ENDING 31 MARCH 2014 / POUR L'EXERCICE SE TERMINANT LE 31 MARS 2014
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2012-2013 ESTIMATE / PRÉVISIONS	2012-2013 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2013-2014 ESTIMATE / PRÉVISIONS

		CAPITAL EXPENDITURES / DÉPENSES EN CAPITAL

200	200	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	600
6,085	4,835	Economic Development / Développement économique	4,000
		Education and Early Childhood Development / Éducation et
1,200	1,200	Développement de la petite enfance	3,756
500	500	Environment and Local Government / Environnement et Gouvernements locaux	730
23,200	23,200	Health / Santé	30,900
200	200	Natural Resources / Ressources naturelles	525
		Post-Secondary Education, Training and Labour / Éducation
7,500	7,500	postsecondaire, Formation et Travail	2,000
750	750	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	1,500
908,125	891,731	Transportation and Infrastructure / Transports et Infrastructure	422,052

947,760	930,116	TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN CAPITAL	466,063

		CAPITAL RECOVERIES / RECOUVREMENTS DE CAPITAL

0	0	Health / Santé	(5,000)
(222,107)	(221,012)	Transportation and Infrastructure / Transports et Infrastructure	(16,640)
(222,107)	(221,012)	TOTAL - CAPITAL RECOVERIES / TOTAL - RECOUVREMENTS DE CAPITAL	(21,640)
725,653	709,104	TOTAL - NET CAPITAL EXPENDITURES / TOTAL - NETTE DES DÉPENSES CAPITAL	444,423

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2012-2013 ESTIMATE / PRÉVISIONS	2012-2013 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2013-2014 ESTIMATE / PRÉVISIONS

200	200	Marshland Maintenance / Entretien des marais	400
0	0	Capital Equipment / Biens d'équipment	200
200	200	TOTAL	600

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

MARSHLAND MAINTENANCE		ENTRETIEN DES MARAIS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

On-going maintenance of water control		Entretien continu des infrastructures de régulation
infrastructures located throughout fifteen		des eaux réparties sur une superficie cotière de
thousand hectares in the southeast		quinze mille hectares dans le Sud-Est de la
coastal region of the province.		province.

TOTAL	400

CAPITAL EQUIPMENT		BIENS D'ÉQUIPMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To replace research and scientific equipment.		Pour le remplacement des équipements de recherche et du matériel scientifique.

TOTAL	200

TOTAL - TO BE VOTED	600	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ECONOMIC DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT ÉCONOMIQUE

(In thousands of dollars / En milliers de dollars)

2012-2013 ESTIMATE / PRÉVISIONS	2012-2013 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2013-2014 ESTIMATE / PRÉVISIONS

		REGIONAL DEVELOPMENT CORPORATION /
		SOCIÉTÉ DE DÉVÉLOPPEMENT RÉGIONAL

		Canada - New Brunswick Building Canada Fund - Communities
		Component / Canada - Nouveau-Brunswick Fonds chantiers
4,585	4,585	Canada - Le volet collectivités	0

		Economic Development and Innovation /
1,500	250	Développement économique et innovation	4,000

6,085	4,835	TOTAL	4,000

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ECONOMIC DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT ÉCONOMIQUE

(In thousands of dollars / En milliers de dollars)

ECONOMIC DEVELOPMENT AND		DÉVELOPPEMENT
INNOVATION		ÉCONOMIQUE ET INNOVATION

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in Northern		Investir en dépenses en capital afin
New Brunswick and Miramichi region to		d'appuyer le développement économique
support economic development and		dans le nord du Nouveau-Brunswick et la
innovation.		région de Miramichi.

TOTAL	4,000	TOTAL

TOTAL - TO BE VOTED	4,000	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
(In thousands of dollars / En milliers de dollars)

2012-2013	2012-2013		2013-2014
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,200	1,200	Public Schools - Capital Equipment / Écoles publiques - Biens d'équipement	3,756

1,200	1,200	TOTAL	3,756

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL EQUIPMENT		ÉCOLES PUBLIQUES - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip schools in concert with the capital construction program.		Équiper les écoles en fonction du programme de construction d'immobilisations.

TOTAL	3,756	TOTAL

TOTAL - TO BE VOTED	3,756	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
(In thousands of dollars / En milliers de dollars)

2012-2013	2012-2013		2013-2014
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

500	500	Local Service Districts / Districts de services locaux	730

500	500	TOTAL	730

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
(In thousands of dollars / En milliers de dollars)

LOCAL SERVICE DISTRICTS		DISTRICTS DE SERVICES LOCAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist local service districts in the purchase of emergency equipment and maintenance of fire halls as well as construction and repairs for community centers and recreation facilities.		Aider les districts de services locaux à se procurer de l'équipement d'urgence, à maintenir les postes d'incendie et à construire et réparer les centres communautaires et les installations de loisir.

TOTAL	730	TOTAL

TOTAL - TO BE VOTED	730	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTERE DE LA SANTE

(In thousands of dollars / En milliers de dollars)

2012-2013	2012-2013		2013-2014
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

23,200	23,200	Public Hospitals - Capital Equipment / Hopitaux publics - Biens d'équipement	30,900

23,200	23,200	TOTAL	30,900

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTERE DE LA SANTE

(In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL EQUIPMENT		HOSPITAUX PUBLICS - BIENS D'EQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip hospitals in concert with the hospital construction program and fund replacement equipment valued in excess of five thousand dollars.		Équiper les hôpitaux en fonction du programme de construction d'hôpitaux et financer l'équipement de remplacement évalué à plus de cinq mille dollars.

TOTAL	30,900	TOTAL

TOTAL - TO BE VOTED	30,900	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

2012-2013	2012-2013		2013-2014
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

0	0	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	325

200	200	Sentier NB Trail Infrastructure / Infrastructure du Sentier NB Trail	200

200	200	TOTAL	525

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

MUSQUASH WATERSHED INFRASTRUCTURE - CAPITAL IMPROVEMENTS		BASSIN HYDROGRAPHIQUE MUSQUASH - AMÉLIORATIONS DES BIENS IMMOBILIERS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the betterment of the Musquash Watershed Infrastructures.		Améliorer les infrastructures du bassin hydrographique Musquash.

TOTAL	325	TOTAL

SENTIER NB TRAIL INFRASTRUCTURE		INFRASTRUCTURE DU SENTIER NB TRAIL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for major repairs of Sentier NB Trail.		Réparations majeures du Sentier NB Trail.

TOTAL	200	TOTAL

TOTAL - TO BE VOTED	525	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
(In thousands of dollars / En milliers de dollars)

2012-2013 ESTIMATE / PRÉVISIONS	2012-2013 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2013-2014 ESTIMATE / PRÉVISIONS

		MARITIME PROVINCES HIGHER EDUCATION
		COMMISSION / COMMISSION DE L'ENSEIGNEMENT
		SUPÉRIEUR DES PROVINCES MARITIMES
7,500	7,500	Deferred Maintenance Program / Programme d'entretien report	2,000
7,500	7,500	TOTAL	2,000

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM		PROGRAMME D'ENTRETIEN REPORTÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provides funding for capital maintenance		Fournir un financement pour l'amélioration de
improvements to New Brunswick		l'entretien des immobilisations aux universités
universities.		du Nouveau-Brunswick.

TOTAL	2,000	TOTAL

TOTAL - TO BE VOTED	2,000	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
(In thousands of dollars / En milliers de dollars)

2012-2013 ESTIMATE / PRÉVISIONS	2012-2013 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2013-2014 ESTIMATE / PRÉVISIONS

750	750	Capital Improvements / Amélioration des installations	1,500

750	750	TOTAL	1,500

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To carry out improvements to provincial		Améliorer les installations de parcs provinciaux,
parks, attractions and heritage sites as		d’attractions, de sites patrimoniaux et de centres
well as Visitor Information Centers.		d’information aux visiteurs.

TOTAL	1,500	TOTAL

TOTAL - TO BE VOTED	1,500	TOTAL - À VOTER

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
(In thousands of dollars / En milliers de dollars)

2012-2013 ESTIMATE / PRÉVISIONS	2012-2013 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2013-2014 ESTIMATE / PRÉVISIONS

43,850	46,084	Permanent Bridges / Ponts permanents	41,950

66,358	68,431	Permanent Highways / Routes permanentes	107,997

38,000	36,053	Rural Road Infrastructure / Infrastructure routière dans les régions rurales	43,500

585,409	577,756	Canada - New Brunswick National Highway System Program / Programmme du réseau routier national Canada - Nouveau-Brunswick	61,085

164,508	153,407	Public Works and Infrastructure / Travaux publics et infrastructure	157,520

10,000	10,000	Vehicle Management Agency / Agence de gestion des véhicules	10,000

908,125	891,731	TOTAL	422,052

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
(In thousands of dollars / En milliers de dollars)

2012-2013 ESTIMATE / PRÉVISIONS	2012-2013 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2013-2014 ESTIMATE / PRÉVISIONS
		PUBLIC WORKS AND INFRASTRUCTURE /
		TRAVAUX PUBLICS ET INFRASTRUCTURE

3,000	3,000	Capital Administration / Gestion des immobilisations	3,000

		Capital Construction / Installations permanentes

82,648	72,103	Education and Early Childhood Development / Éducation et Développement de la petite enfance	96,345
21,810	16,800	Health / Santé	18,300
19,300	18,523	Justice and Attorney General / Justice et Procureur général	0
0	275	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	0
0	1,846	Public Safety / Sécurité publique	0
3,400	7,330	Transportation and Infrastructure / Transports et Infrastructure	2,200
127,158	116,877	Total Capital Construction / Total des installations permanentes	116,845

		Capital Improvements / Améliorations des biens immobiliers

150	150	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	1,350
20,000	19,180	Education and Early Childhood Development / Éducation et Développement de la petite enfance	20,680
4,000	4,000	Health / Santé	4,000
400	400	Legislative Assembly / Assemblée législative	725
1,000	1,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	1,000
8,800	8,800	Transportation and Infrastructure / Transports et Infrastructure	9,920
34,350	33,530	Total Capital Improvements / Total des améliorations des biens immobiliers	37,675

		TOTAL - PUBLIC WORKS AND
		INFRASTRUCTURE / TOTAL - TRAVAUX
164,508	153,407	PUBLICS ET INFRASTRUCTURE	157,520

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
(In thousands of dollars / En milliers de dollars)

PERMANENT BRIDGES		PONTS PERMANENTS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction of bridges,		Permettre la construction de ponts, de traversiers et de
ferries and ferry landings.		débarcadères.

TOTAL	41,950	TOTAL

PERMANENT HIGHWAYS		ROUTES PERMANENTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction and upgrading		Permettre la construction et la réfection de routes.
of highways.

TOTAL	107,997	TOTAL

INFRASTRUCTURE ROUTIÈRE DANS
RURAL ROAD INFRASTRUCTURE		LES RÉGIONS RURALES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for road infrastructure needs of		Répondre aux besoins des régions rurales du
rural New Brunswick.		Nouveau-Brunswick en matière d'infrastructure
routière.

TOTAL	43,500	TOTAL

CANADA - NEW BRUNSWICK		PROGRAMME DU RÉSEAU
NATIONAL HIGHWAY		ROUTIER NATIONAL
SYSTEM PROGRAM		CANADA - NOUVEAU-BRUNSWICK

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for highway and bridge construction		Soutenir les projets de construction de routes et de
projects approved under the Canada - New		ponts approuvés dans le cadre du Programme du réseau
Brunswick National Highway System Program.		routier national Canada - Nouveau-Brunswick.

TOTAL	61,085	TOTAL

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2013-2014

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

PUBLIC WORKS AND		TRAVAUX PUBLICS ET
INFRASTRUCTURE		INFRASTRUCTURE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide planning, design and construction		Offrir des services de planification, de conception et
services.		de construction.

PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CAPITAL ADMINISTRATION	3,000	GESTION DES IMMOBILISATIONS

Administration of capital construction,		Administration des projets de construction,
improvement and renovation projects.		d'amélioration et de rénovation.

CAPITAL CONSTRUCTION	116,845	INSTALLATIONS PERMANENTES

Planning, design and construction services for		Services de planification, de conception et de
public works and infrastructure.		construction d'immeubles publics et de
l'infrastructure.

CAPITAL IMPROVEMENTS	37,675	AMÉLIORATIONS DES BIENS IMMOBILIERS

Planning, design and construction services for		Services de planification, de conception et de
projects involving the improvement and		construction pour l'amélioration et la rénovation
renovation of provincial infrastructure.		de l'infrastructure provinciale.

TOTAL	157,520	TOTAL

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the purchase of vehicles and		Assurer l'acquisition de véhicules et d'équipements
equipment for the various departments of the		pour les différents ministères du gouvernement du
government of New Brunswick.		Nouveau-Brunswick.

TOTAL	10,000	TOTAL

TOTAL - DEPARTMENT OF		TOTAL - MINISTÈRE DES
TRANSPORTATION AND		TRANSPORTS ET DE L'INFRASTRUCTURE
INFRASTRUCTURE	422,052

Less amounts authorized by law	64,884	Moins crédits autorisés par la loi

TO BE VOTED	357,168	À VOTER